                                                                [LOGO OF FINOVA]
                                                            FINANCIAL INNOVATORS
--------------------------------------------------------------------------------
                                                              Rediscount Finance

                          FOURTH AMENDED AND RESTATED
                                  SCHEDULE TO
                        LOAN AND SECURITY AGREEMENT (D)

Borrower:         THAXTON INVESTMENT CORPORATION
                  TICO CREDIT COMPANY (MISSISSIPPI)
                  MODERN FINANCE COMPANY D/B/A TICO CREDIT COMPANY (OHIO)
                  TICO CREDIT COMPANY (KENTUCKY)
                  TICO CREDIT COMPANY (TENNESSEE)
                  SOUTHERN MANAGEMENT CORPORATION
                  MODERN FINANCIAL SERVICES, INC. D/B/A TICO FINANCIAL SERVICES
                  SOUTHERN FINANCE OF SOUTH CAROLINA, INC.
                  COVINGTON CREDIT OF TEXAS, INC.
                  COVINGTON CREDIT OF GEORGIA, INC.
                  SOUTHERN FINANCE OF TENNESSEE, INC.
                  FITCH NATIONAL REINSURANCE, LTD.
                  SOCO REINSURANCE, LTD.
                  QUICK CREDIT CORPORATION


Address:          1524 PAGELAND HIGHWAY
                  LANCASTER, SOUTH CAROLINA 29721

Date:             AUGUST 31, 2000



         This Fourth Amended and Restated Schedule to Loan and Security Agreement (Fourth Amended Schedule") is executed in conjunction with a certain Loan and Security Agreement ("Agreement"), dated January 25, 1999, and as an amendment to and restatement of that Schedule to Loan and Security Agreement ("Original Schedule"), dated January 25, 1999, that certain First Amended and Restated Schedule to Loan and Security Agreement ("First Amended Schedule"), dated June 7, 1999, that certain Second Amended and Restated Schedule to Loan and Security Agreement (`Second Amended Schedule"), dated August 30, 1999, and that certain Third Amended and Restated Schedule to Loan and Security Agreement ("Third Amended Schedule"), dated November 1, 1999, by and between FINOVA Capital Corporation, as Lender, and the borrowers named above (collectively referred to herein as the "Borrowers" and singularly as "Borrower"), all of whose chief executive offices are located at the above addresses (collectively referred to herein as "Borrowers' Address"). Each Borrower shall be separately defined as set forth in the Schedule. All representations, warranties, covenants, agreements, undertaking or other obligations of Borrower as set forth in this Agreement and all other Loan Documents are made by each Borrower as separately set forth for each Borrower in this Agreement and the other Loan Documents. All financial covenants and ratios set forth herein shall be applied to the Borrowers in the aggregate. All references to Section numbers herein refer to Sections in the Agreement. The terms and provisions of this Fourth Amended Schedule supercedes all prior schedules.

         Quick Credit Corporation ("Quick Credit") was added as a co-borrower to the Agreement pursuant to a letter dated August 16, 2000 and shall be included, jointly and severally, except for those provisions that specifically identifies a Borrower separately.

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1.   BORROWERS (SECTION 1.).

        Each Borrower shall be referred to herein as follows:


  THAXTON INVESTMENT CORPORATION            "Thaxton Investment" or "Lead Borrower"
  TICO Credit Company (Kentucky)            "TICO-Kentucky"
  Modern Finance Company d/b/a
           TICO Credit Company (Ohio)       "TICO-Ohio"
  Modern Financial Services, Inc. d/b/a
           TICO Financial Services (Ohio)   "TICO Financial-Ohio"
  TICO Credit Company (Mississippi)         "TICO-Mississippi"
  Southern Management Corporation           "Southern Management"
  TICO Credit Company (Tennessee)           "TICO-Tennessee"
  Covington Credit of Texas, Inc.           "Covington-Texas"
  Covington Credit of Georgia, Inc.         "Covington-Georgia"
  Southern Finance of Tennessee, Inc.       "Southern Finance-Tennessee"
  Southern Finance of South Carolina, Inc.  "Southern Finance-SC"
  Fitch National Reinsurance, Ltd.          "Fitch"
  SoCo Reinsurance, Ltd.                    "SoCo"
  Quick Credit Corporation                  ("Quick Credit")

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1.11.A. MAXIMUM AMOUNT OF AN ELIGIBLE RECEIVABLE (SECTION 1.11).

          The term "Maximum Amount of a Direct Loan Eligible Receivable, Sales Finance Eligible Receivable and an Auto Secured Eligible Receivable" shall mean the sum of Thirty Thousand Dollars ($30,000.00), remaining due thereon at any date of determination, including all unearned finance charges, dealer reserves, discounts, insurance fees and other fees and charges pursuant to such Receivables.

          The term "Maximum Amount of a Real Estate Secured Eligible Receivable" shall mean the sum of One Hundred Eighty Seven Thousand Five Hundred Dollars ($187,500.00), remaining due thereon at any date of determination, including all unearned finance charges, dealer reserves, discounts, insurance fees and other fees and charges pursuant to the Receivables.

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1.11.B. MAXIMUM TERM OF AN ELIGIBLE RECEIVABLE (SECTION 1.11).

          The "Maximum Term of a Direct Eligible Receivable, Sales Finance Eligible Receivable and an Auto Secured Eligible Receivable" shall be sixty (60) months remaining until the due date of such Eligible Receivable at any date of determination.

          The "Maximum Term of a Real Estate Secured Eligible Receivable" shall be one hundred eighty (180) months remaining until the due date of such Eligible Receivable at any date of determination.

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1.11.C. RECEIVABLE LIMITATIONS - EXPANDED (SECTION 1.11).

          None

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1.11.D.  AGING PROCEDURES AND ELIGIBILITY TEST (SECTION 1.11).

AGING PROCEDURES FOR A CONTRACTUAL AGING:
----------------------------------------

1.       No payment missed or due   =  Current.

2.       1 to 30 days past due      = "30 day Account".

3.       31 to 60 days past due     = "60 day Account".

4.       61 to 90 days past due     = "90 day Account".

5.       91 or more days past due   = "90 + day Account"

ELIGIBILITY TEST:
----------------

The term "Eligibility Test" shall mean the test to determine the eligibility of a Receivable, for the purposes of Section 1.11 hereof, that test, being as follows: no payment due on said Receivable remains unpaid more than ninety (90) days from the specific date on which such payment was due pursuant to the terms of said Receivable and, with respect to a Real Estate Secured Receivable, the maximum "loan to value" percentage shall be ninety percent (90%) ("Maximum LTV"). For the purpose of this Section Schedule Section 1.11, the "loan to value" percentage, as determined on the date of origination of such Receivable, shall be percentage resulting from dividing the original outstanding balance of such Receivable on the date of origination, excluding all unearned finance charges, dealer reserves, discounts, insurance fees and other fees and charges, by the appraised value of the real estate securing such Receivable, as the date of origination of such Receivable ("LTV").


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1.12 GUARANTOR (whether one or more) (SECTION 1.12).

          JAMES D. THAXTON (Continuing and Unlimited with respect to the outstanding balance of the Indebtedness applicable to Tranche "B" and a Validity Guarantor with respect to the balance of the Indebtedness).

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1.35 ADDITIONAL DEFINITIONS (SECTION 1.35)

         The following definition is hereby added to the Agreement:

               "1.35 MAXIMUM AVAILABILITY. The term "Maximum Availability" shall
                     --------------------
               mean, on any date of determination, an amount equal to one hundred and five percent (105%) (the one hundred and five percent [105%] shall reduce by one percentage point each quarter hereafter, beginning on January 15, 2000, and continuing each January 15th, April 15th, July 15th and October 15th thereafter) of the aggregate unmatured and unpaid amount due to Borrower from the Account Debtor named thereon, excluding all unearned finance charges, dealer reserves, discounts, insurance fees and other fees and charges pursuant to all Eligible Receivables."

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               Section 2.1 of the Loan Agreement is hereby deleted and the following is substituted in lieu thereof:

          2.1 AMOUNT OF LOAN. Subject to the terms, covenants and conditions
              --------------
          hereinafter set forth, Lender agrees upon the Borrower's request from time to time, until the Maturity Date, to make advances to Borrower (collectively, the "Loan"), in an aggregate amount not to exceed at any time outstanding the sum of the following (a) lesser of the following: (i) the Amount of the Loan (Schedule Section 2.1.A.), (ii) the Availability on Tranche "A" (Schedule Section 2.1.B.), plus (b) the Availability on Tranche "B" (Schedule Section 2.1.B.), or (iii) the Maximum Availability (Schedule Section 2.1.B.). Within the limits of this Section 2.1, Borrower may borrow, repay and reborrow the advances. The Loan shall be evidenced by the Note."

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2.1.A. AMOUNT OF REVOLVING CREDIT LINE AND AMOUNT OF TERM LOAN (SECTION 2.1):

          The "Amount of the Loan" shall be One Hundred Fifty Million Dollars ($150,000,000.00).

          The "Amount of the Revolving Credit Line" shall be One Hundred Twenty Nine Million Dollars ($129,000,000.00).

          The "Amount of the Term Loan" shall be Twenty One Million Dollars ($21,000,000.00).

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2.1.B. AVAILABILITY ON ELIGIBLE RECEIVABLES (SECTION 2.1):

          Availability on Tranche "A"
          ---------------------------

          The "Availability on Tranche `A'" shall be an amount equal to the lesser of: (i) eighty-five percent (85%) of the aggregate unmatured and unpaid amount due to Borrower from the Account Debtor named thereon, excluding all unearned finance charges, dealer reserves, discounts, insurance fees and other fees and charges pursuant to the Eligible Receivables, or (ii) the Amount of the Revolving Credit Line.

          Availability on Tranche "B"
          ---------------------------

          The "Availability on Tranche `B'" shall be the Amount of the Term Loan, with such amount reducing by the amount of One Million Fifty Thousand Dollars ($1,050,000.00) per quarter, beginning January 15, 2000, and each quarter thereafter until the Availability on Tranche "B" has been eliminated (such quarterly reductions shall be equal to the quarterly principal payments due with respect to Tranche "B" Credit Facility). If Borrower prepays that portion of Indebtedness allocated to Tranche "B" in excess of the quarterly reductions set forth above, Borrower may reborrow such excess, subject to availability herein.

          Notwithstanding any provision contained in the Loan Documents to the contrary, if on any date of determination, any one or more of the following events occur, then in such event, Lender, in its sole and absolute discretion, may modify the Availability on Tranche "A", the Availability on Tranche "B" and/or the Maximum Availability advance percentages:

               (1) the Collateral Delinquency Percentage is greater than five percent (5%),

               (2) for any month of determination, the percentage determined by dividing the aggregate cash received by Borrower with respect to all Receivables by the aggregate outstanding balance of all

               Receivables, including all unearned finance charges, dealer reserves, discounts, insurance fees and other fees and charges pursuant to all Receivables, as of the first (1st) day of the month of determination, is less than eight percent (8%), or

               (3) the average outstanding balance of all Receivables, on any date of determination, excluding all unearned finance charges, dealer reserves, discounts, insurance fees and other fees and charges pursuant to such Receivables, is greater than One Thousand Five Hundred Dollars ($1,500.00).

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2.2. STATED INTEREST RATES (SECTION 2.2).

               The Tranche "A" Credit Facility Stated Interest Rate lesser of
               (i) the Governing Rate plus One percent (1.00%) per annum; or
               (ii) the Maximum Rate.

               The Tranche "B" Credit Facility Stated Interest Rate lesser of
               (i) the Governing Rate plus Three one-half percent (3.50%) per annum; or (ii) the Maximum Rate.


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2.3. MATURITY DATE (SECTION 2.3.C).

               The primary term of this Agreement shall expire on July 31, 2004 ("Maturity Date"). If Borrower desires to extend the primary term or any term thereafter of this Agreement, Borrower shall give Lender notice of its intent to extend the term no earlier than one hundred and eighty (180) days and no later than one hundred and fifty (150) days prior to any expiration date of this Agreement. Upon the receipt by Lender of Borrower's notice to extend the term of this Agreement, if Lender desires to renew and extend the term of this Agreement, Lender shall give Borrower notice of Lender's intent to extend the term of this Agreement, within sixty (60) days of Lender's receipt of Borrower's notice to extend. If Lender does not give Borrower notice of Lender's intent to extend the term of this Agreement within the sixty (60) days period, then it shall be deemed that Lender does not intend to renew and extend the term of this Agreement. Notwithstanding the foregoing, the Borrower's obligation pursuant to this Agreement shall remain in full force and effect until the Indebtedness due and owing to Lender has been paid in full.

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2.3.A.         Section 2.3.A. of the Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

                    A. "Accrued but unpaid interest for each calendar month during the term hereof shall be due and payable, in arrears, on or before the fifteenth (15th) day of the immediately succeeding calendar month. Principal payment shall be due and payable, with respect to Tranche "B", quarterly, in the amount of One Million Fifty Thousand Dollars ($1,050,000.00) each, beginning on January 15, 2000, and continuing quarterly thereafter, on each January 15th, April 15th, July 15th and October 15th until the earlier of (i) the Maturity Date hereof, or (ii) the outstanding balance of Tranche "B" is paid in full.

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2.6. LIQUIDATED DAMAGES (SECTION 2.6).

               The amount of "Liquidated Damages" shall be the amount of Five Million Dollars ($5,000,000.00), when Borrower pays the balance of the Indebtedness in full and Borrower requests Lender to terminate Lender's security interest in the Collateral.

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--------------------------------------------------------------------------------

2.11 FACILITY FEE (SECTION 2.11)

               The Facility Fee shall be the amount of Two Million Dollars ($2,000,000.00), due and payable in monthly installments of Thirty-Three Thousand Three Hundred Thirty-Four Dollars ($33,334.00) per month, beginning October 15, 2000, and continuing on the fifteenth (15th) day of each calendar month thereafter with the remaining balance due and payable on July 31, 2004.

               Notwithstanding the foregoing, if the Indebtedness is paid in full prior to July 31, 2004 and Borrower requests that Lender terminate its security interest in the Collateral, or the Loan Documents are materially amended or modified prior to July 31, 2004, the Facility Fee shall be immediately due and payable upon such occurrence.

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2.15 UNUSED LINE FEE (SECTION 2.15)

               The "Unused Credit Line Fee " shall be Zero Dollars ($0.00).

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2.16 TRANCHE "A" CREDIT FACILITY (SECTION 2.16)

               The following Section 2.16 is hereby added to the Agreement:

                    "2.16 TRANCHE "A" CREDIT FACILITY The "Tranche `A' Credit
                          ---------------------------
                    Facility" shall be that portion of the outstanding balance of the Indebtedness that is a revolving credit facility evidence by advances and readvances in an aggregate outstanding amount not to exceed the Availability on "Tranche "A" (Schedule Section 2.1.B.).

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2.17 TRANCHE "B" CREDIT FACILITY (SECTION 2.17)

               The following Section 2.17 is hereby added to the Agreement:

                    "2.17 TRANCHE "B" CREDIT FACILITY. The "Tranche `B' Credit
                          ---------------------------
                    Facility" shall be that portion of the outstanding balance of the Indebtedness that is a term credit facility, which as of the date of July 15, 1999, has an outstanding principal balance of Twenty One Million Dollars ($21,000,000.00). The maximum amount available pursuant to Tranche "B" shall be reduced quarterly in the amount of One Million Fifty Thousand Dollars ($1,050,000.00) per quarter, beginning January 15, 2000, and continuing each January 15th, April 15th, July 15th and October 15th thereafter until the earlier of (i) the Maturity Date hereof, or (ii) the reduction of the availability of the Tranche "B" Credit Facility to Zero Dollars ($0.00)."

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3.2. BUSINESS LOCATIONS OF BORROWER (SECTIONS 3.2, 3.6 and 5.1.N.).

               All locations are as set forth on Exhibit "A".

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5.1. BORROWER'S TRADENAMES (whether one or more)(SECTION 5.1.B.)

               As set forth on Exhibit "A".

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6.2.A. LEVERAGE RATIO LIMIT (SECTION 6.2.J).

               The term "Leverage Ratio Limit" shall mean 5:1.

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6.2.B. MINIMUM NET CASH FLOW (SECTION 6.2.K).

               The Minimum Net Cash Flow shall be Three Million Dollars ($3,000,000.00) for each rolling twelve (12) month period of determination, the first twelve (12) month period of determination shall be the twelve (12) month period ending December 31, 1999.

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6.2.C.   DISTRIBUTIONS LIMITATION (SECTION 6.2.L).

               No distributions will be allowed if there is an indebtedness outstanding under Tranche "B" Credit Facility or, if there is not outstanding balance pursuant to the Tranche "B" Credit Facility, the Distributions shall not exceed twenty-five (25)% of Net Income of the fiscal year in which such Distributions are made.

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6.5. ANNUAL FINANCIAL STATEMENTS (SECTION 6.5.).

               Annual financial statements shall be audited by independent certified public accountants, acceptable to Lender.

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8.1. REIMBURSEMENT OF EXPENSES (SECTION 8.1).

               Borrower's shall reimburse Lender for Lender expenses incurred in Lender's attorneys fees and expenses incurred in the negotiation, preparation and execution of these Loan Documents executed in conjunction therewith.

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9.1. NOTICES (SECTION 9.1).

      Lender:     FINOVA Capital Corporation
                  (copy each office below with all notices)

                  Corporate Finance Office:

                  FINOVA Capital Corporation
                  355 South Grand Avenue, Suite 2400
                  Los Angeles, CA  90071
                  Attn:  John J. Bonano, Senior Vice President

                  Telephone:  (213) 253-1600
                  Telecopy No.:  (213) 625-0268

                  Corporate Office:

                  FINOVA Capital Corporation
                  1850 N. Central Avenue
                  Phoenix, AZ  85077
                  Attn:  Joseph R. D'Amore, Senior Counsel
                  Telephone:  (602) 207-4900
                  Telecopy No.:  (602) 207-5543

                  Rediscount Finance Office:

                  FINOVA Capital Corporation
                  16633 Dallas Parkway, Suite 700
                  Addison, TX  75001
                  Attn: Tony Hawkins (Account Executive)
                  Telephone: (972) 764-1100
                  Telecopy No.:  (972) 764-1149

      Borrower:   Thaxton Investment Corporation
                  TICO Credit Company (Kentucky)
                  TICO Credit Company (Mississippi)
                  Modern Finance Company d/b/a TICO Credit Company (Ohio)
                  TICO Credit Company (Tennessee)
                  Southern Management Corporation
                  Modern Financial Services, Inc. d/b/a TICO Financial Services
                  Southern Finance of South Carolina, Inc.
                  Covington Credit of Texas, Inc.
                  Covington Credit of Georgia, Inc.
                  Southern Finance of Tennessee, Inc.
                  Fitch National Reinsurance, Ltd.
                  SoCo Reinsurance, Ltd.
                  Quick Credit Corporation
                  1524 Pageland Highway
                  Lancaster, SC 29721
                  Telephone: (803) 285-4336
                  Telecopy No.: (803) 286-5770

      Guarantor: James D. Thaxton

                 -------------------------------------

                 -------------------------------------
                  Telephone:
                             ---------------------------------
                  Telecopy No.:
                               -------------------------------

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9.15.    AGENT FOR SERVICE OF PROCESS (SECTION 9.15).

               James D. Thaxton, whose address is 1524 Pageland Highway, Lancaster, SC 29721. (Agent)

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                                      -8-

IN WITNESS WHEREOF, the parties have executed this Schedule on the day and year first set forth above.


                          LENDER:

                          FINOVA CAPITAL CORPORATION,
                          a Delaware corporation



                          By: /s/ Cash Rohrbough
                             -------------------------------------------------
                                                   (Signature)

                          Cash Rohrbough V.P.                     8/31/00
                          -----------------------------------------------------
                          (Printed Name and Title)                (Date)


                          BORROWER:

                          THAXTON INVESTMENT CORPORATION,
                          a South Carolina corporation


                          By: /s/ James D. Thaxton
                             -------------------------------------------------
                                                   (Signature)

                          James D. Thaxton, President             8/31/00
                          -----------------------------------------------------
                          (Printed Name and Title)                (Date)



                          TICO CREDIT COMPANY,
                          a Mississippi corporation



                          By: /s/ James D. Thaxton
                             -------------------------------------------------
                                                   (Signature)

                          James D. Thaxton, President             8/31/00
                          -----------------------------------------------------
                          (Printed Name and Title)                (Date)



                           MODERN FINANCE COMPANY,
                           an Ohio corporation d/b/a TICO Credit Company


                          By: /s/ James D. Thaxton
                             -------------------------------------------------
                                                   (Signature)

                          James D. Thaxton, President             8/31/00
                          -----------------------------------------------------
                          (Printed Name and Title)                (Date)

                          TICO CREDIT COMPANY,
                          a Delaware corporation


                          By: /s/ James D. Thaxton
                             -------------------------------------------------
                                                   (Signature)

                          James D. Thaxton, President             8/31/00
                          -----------------------------------------------------
                          (Printed Name and Title)                (Date)


                          TICO CREDIT COMPANY,
                          a Tennessee corporation



                          By: /s/ James D. Thaxton
                             -------------------------------------------------
                                                   (Signature)

                          James D. Thaxton, President             8/31/00
                          -----------------------------------------------------
                          (Printed Name and Title)                (Date)









                          SOUTHERN MANAGEMENT CORPORATION,
                          a South Carolina corporation



                          By: /s/ James D. Thaxton
                             -------------------------------------------------
                                                   (Signature)

                          James D. Thaxton, President             8/31/00
                          -----------------------------------------------------
                          (Printed Name and Title)                (Date)



                          MODERN FINANCIAL SERVICES, INC.,
                          an Ohio corporation d/b/a TICO Financial Services

                          By: /s/ James D. Thaxton
                             -------------------------------------------------
                                                   (Signature)

                          James D. Thaxton, President             8/31/00
                          -----------------------------------------------------
                          (Printed Name and Title)                (Date)

                          COVINGTON CREDIT OF TEXAS, INC.,
                          a Texas corporation



                          By: /s/ James D. Thaxton
                             -------------------------------------------------
                                                   (Signature)

                          James D. Thaxton, President             8/31/00
                          -----------------------------------------------------
                          (Printed Name and Title)                (Date)



                          COVINGTON CREDIT OF GEORGIA, INC.,
                          a Georgia corporation



                          By: /s/ James D. Thaxton
                             -------------------------------------------------
                                                   (Signature)

                          James D. Thaxton, President             8/31/00
                          -----------------------------------------------------
                          (Printed Name and Title)                (Date)







                          SOUTHERN FINANCE OF SOUTH CAROLINA, INC., a South Carolina corporation



                          By: /s/ James D. Thaxton
                             -------------------------------------------------
                                                   (Signature)

                          James D. Thaxton, President             8/31/00
                          -----------------------------------------------------
                          (Printed Name and Title)                (Date)



                          SOUTHERN FINANCE OF TENNESSEE, INC.,
                          a Tennessee corporation



                          By: /s/ James D. Thaxton
                             -------------------------------------------------
                                                   (Signature)

                          James D. Thaxton, President             8/31/00
                          -----------------------------------------------------
                          (Printed Name and Title)                (Date)